Fees Summary	Aug. 14, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 994,770,000.00
Previously Paid Amount	0.00
Total Fee Amount	152,299.30
Total Offset Amount	0.00
Net Fee	$ 152,299.30
Final Prospectus	false